Exhibit 10.56

Wells Fargo Bank, National Association 245 S. Los Robles Ave.; 7th Floor Pasadena, CA 91101 MAC E2006-070 (626) 685-4454

December 21, 2010

Physicians Formula, Inc.
1055 West 8th Street
Azusa, California 91702
Attn:	Jeff Berry

Re:	Credit Facility Provided by Wells Fargo Bank, National Association, acting through its Wells Fargo BUsiness Credit operating division

Ladies and Gentlemen:

Reference is made to the Credit and Security Agreement, dated November 6, 2009 (as heretofore amended, the "Credit Agreement"), between Physicians Formula, Inc. ("Company") and Wells Fargo Bank, National Association ("Wells Fargo"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

Company and Wells Fargo hereby (i) agree that the "April 20, 2009" date in Section 5.2(d) of the Credit Agreement is changed to "February 28, 2010", (ii) acknowledge and confirm that no Default of Event of Default shall be deemed to have occurred solely because Company and Wells Fargo did not negotiate in good faith on or prior to April 30, 2009 to establish minimum Book Net Worth, minimum Adjusted EBITDA, and maximum Capital Expenditures requirements for future periods, and (iii) acknowledge that they are now required to comply with Section 5.2(d) of the Credit Agreement on or before February 28, 2010.

When executed by you below, this letter agreement shall constitute an amendment to the Credit Agreement, which together with the other Loan Documents, except as hereby amended, shall continue in full force and effect. This letter agreement shall be deemed to be a "Loan Document." The terms of the Credit Agreement are hereby incorporated by reference. To the extent this letter agreement conflicts with the Credit Agreement, the terms of this letter agreement shall prevail. This letter may be executed in counterparts and each such counterpart shall be deemed to be an original

[signatures on next page]

Physicians Formula, Inc.
December 31, 2010

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:  /s/ Gary Whitaker
Name:  Gary Whitaker
Title:  Authorized Signatory

ACKNOWLEDGED AND AGREED TO
AS OF THE 21 DAY OF DECEMBER, 2010:

COMPANY:

PHYSICIANS FORMULA, INC.

By:  /s/ Jeff M. Berry
Print Name:  Jeff M. Berry
Title: Chief Financial Officer